                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant /X/
                 Filed by a party other than the Registrant / /

                           Check the appropriate box:
                         / / Preliminary Proxy Statement
     / / Confidential, for Use of the Commission Only (as permitted by Rule
                                14a-6(e)(2)) /X/
                       /X/ Definitive Proxy Statement
                       / / Definitive Additional Materials
             / / Soliciting Material Pursuant to Section 240.14a-12

                                ABLE ENERGY, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              /X/ No fee required.

       / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                                    and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                ABLE ENERGY, INC.
                               198 GREEN POND ROAD
                           ROCKAWAY, NEW JERSEY 07866

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 2004

                              Rockaway, New Jersey
                                  June 16, 2004

The Annual Meeting of Stockholders (the "Annual Meeting") of Able Energy, Inc., a Delaware corporation (the "Company"), will be held at the Company's main headquarters at 198 Green Pond Rd., Rockaway, New Jersey 07866 on Wednesday, June 30, 2004 at 1:30 p.m. (local time) for the following purposes:

1. To elect five directors to the Company's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

2. To consider and act upon a proposal to ratify the Board of Directors' selection of Simontacchi & Company, LLP as the Company's independent auditors for the fiscal year ending June 30, 2004 (Proposal No. 2); and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on June 16, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,





                                /s/ TIMOTHY G. HARRINGTON

                                TIMOTHY G. HARRINGTON,
                                SECRETARY



                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

                                ABLE ENERGY, INC.
                               198 Green Pond Road
                           Rockaway, New Jersey 07866

                                 PROXY STATEMENT

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Able Energy, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 198 Green Pond Rd., Rockaway, New Jersey 07866 on Wednesday, June 30, 2004 at 1:30 p.m. (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on June 16, 2004 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 2,013,250 shares of Common Stock.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about June 16, 2004.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

At the Annual Meeting, the stockholders will elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

NAME                                    AGE   POSITION
------------------------------------ -------- ---------------------------------------------------------------
Timothy Harrington                      36    Chief Executive Officer, Chairman of the Board and Secretary
------------------------------------ -------- ---------------------------------------------------------------
Christopher P. Westad                   50    President, Chief Financial Officer and Director
------------------------------------ -------- ---------------------------------------------------------------
James Purcaro                           42    Director
------------------------------------ -------- ---------------------------------------------------------------
Patrick O'Neill                         44    Director
------------------------------------ -------- ---------------------------------------------------------------
Edward C. Miller, Jr.                   36    Director
------------------------------------ -------- ---------------------------------------------------------------

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

TIMOTHY HARRINGTON, serves as the Company's Chief Executive Officer, Chairman of the Board, and Secretary. In 1989, Mr. Harrington founded Able Oil Company, Inc., and since that time, has served as Able Oil's President, Chief Executive Officer and Chairman of the Board. Mr. Harrington has also served as the Chief Executive Officer and Chairman of the Board of Directors of Able Energy, Able Melbourne and Able Propane since their respective inception.

CHRISTOPHER P. WESTAD, serves as the President, Chief Financial Officer, and a Director of the Company. Since September 1996, Mr. Westad has served as the President of Able Energy and Able Propane. From 1991 through 1996, Mr. Westad was a Market Manager and Area Manager for Ferrellgas Partners, L.P., a company engaged in the retail distribution of liquefied petroleum gas. From 1977 through 1991, Mr. Westad served in a number of management positions with RJR Nabisco. In 1975, Mr. Westad received a Bachelor of Arts in Business and Public Management from Long Island University--Southampton, New York.

JAMES PURCARO, has served as a director to the Company since September 1996. Since 1986, Mr. Purcaro has served as the president and chief executive officer of Kingsland Trade Print Group, Inc., a commercial printing company.

PATRICK O'NEILL, has served as a director to the Company since August 1999. Mr. O'Neill has served as the President of Fenix Investment and Development, Inc., a real estate company based in Parsippany, New Jersey for the past five years. Prior to this, Mr. O'Neill served as Vice President of Business Development for AvisAmerica, a Pennsylvania based home manufacturer. Mr. O'Neill holds a B.S. from the United States Military Academy, and has been awarded the Army Achievement Medal for his work with the Army Corps of Engineers.

EDWARD C. MILLER, JR., has served as a director to the Company since June 2000. He has been the Director of Marketing for the law firm Norris, McLaughlin & Marcus, P.A. in Somerville, New Jersey since July 1999. From May 1991 to July 1999, Mr. Miller served as Practice Development Coordinator for the Morristown, New Jersey law firm Riker, Danzig, Scherer, Hyland & Perretti, LLP. Mr. Miller received his Bachelor of Science in Marketing Management from the Syracuse University School of Management in 1991.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2003?

During 2003, the Board of Directors held 5 meetings. All Directors attended 100% of the total number of meetings of the Board and committees on which he or she served. The Board also approved certain actions by unanimous written consent.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

The Board of Directors has standing Audit, Compensation, and Governance and Nominating Committees. Information concerning the membership and function of each committee is as follows:

--------------------------------------------------------------------------------
                           BOARD COMMITTEE MEMBERSHIP
                                                                GOVERNANCE AND
                             AUDIT            COMPENSATION        NOMINATING
NAME                       COMMITTEE           COMMITTEE          COMMITTEE
----
Timothy Harrington             *                   *                  *
Chris Westad                   *
James Purcaro                  *                   *                  *
Patrick O'Neill                **                  **                 **
Edward C. Miller, Jr.          *
--------------------------------------------------------------------------------
 * Member of Committee
** Chairman of Committee

AUDIT COMMITTEE. The Audit Committee is responsible for determining the adequacy of the Company's internal accounting and financial controls, reviewing the results of the audit of the Company performed by the independent public accountants, and recommending the selection of independent public accountants. The Board has determined that each of the members of the Audit Committee is unrelated, an outside member with no other affiliation with the Company and is independent as defined by the Nasdaq Stock Market. The Board has determined that Mr. Patrick O'Neill is an "audit committee financial expert" as defined by the SEC. During 2003, the Audit Committee met more than once by teleconference.

COMPENSATION COMMITTEE. The Compensation Committee determines matters pertaining to the compensation of certain executive officers of the Company and administers the Company's stock option, and incentive compensation. During 2003, the Compensation Committee held three meetings.

GOVERNANCE AND NOMINATING COMMITTEE. The Board of Directors has established a Governance and Nominating Committee for purposes of nominating directors and for all other purposes outlined in the Governance and Nominating Committee Charter, including nominees submitted to the Board of Directors by shareholders. The Governance and Nominating Committee is composed of Messrs. Timothy Harrington, James Purcaro and Patrick O'Neill. The Board has determined that each of the members of the Governance and Nominating Committee is unrelated, an outside member with no other affiliation with the Company and independent as defined by the Nasdaq Stock Market.

NOMINATION OF DIRECTORS

As provided in its charter and our company's corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate's credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

     o    high personal and professional ethics and integrity;

     o    the ability to exercise sound judgment;

     o    the ability to make independent analytical inquiries;

     o a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

     o    the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

o whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

     o whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission (the "SEC") in Item 401 of Regulation S-K;

     o whether the person would qualify as an "independent" director under the listing standards of the Nasdaq Stock Market;

     o the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

     o the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

Governance and Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

     o The recommendation must be made in writing to the Corporate Secretary at Able Energy.

     o The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company's common stock.

     o The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

     o A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the Securities and Exchange Commission ("SEC"), as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

HOW ARE DIRECTORS COMPENSATED?

The Company has not paid compensation to any director for acting in such capacity. The Company is currently reviewing its policy on compensation of outside directors and may pay outside directors in the future.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during fiscal year 2003, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934 on a timely basis during fiscal year 2003.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Simontacchi & Company, LLP has served as the Company's independent auditors since 1994 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending June 30, 2004. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Simontacchi & Company, LLP has no interest, financial or otherwise, in the Company.

A representative of Simontacchi & Company, LLP is not expected to be present at the Annual Meeting.

The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors' selection of Simontacchi & Company, LLP as the Corporation's independent auditors for the fiscal year ending June 30, 2004.

AUDIT FEES

The company paid Simontacchi & Company, LLP aggregate fees of $136,757 for professional services rendered for the audit of the company's annual financial statements for the fiscal year 2003 and the reviews of the financial statements included in the company's forms 10-Q for the fiscal year 2003.

ALL OTHER FEES

The company paid Simontacchi & Company, LLP aggregate fees of $36,888 for professional services rendered for services other than the services described above in audit fees, including tax work, tax filings, and financial consulting services.

                          RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SIMONTACCHI & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding ownership of the Company's Common Stock as of June 16, 2004, with respect to (i) each person known to the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group:


                                    NUMBER OF SHARES             APPROXIMATE
                                      BENEFICIALLY              PERCENTAGE OF
NAME*                                    OWNED                  COMMON STOCK**
-----                                    -----                  --------------
Timothy Harrington                    1,095,050 (1)                  52.2%

Christopher P. Westad                    59,000 (2)                   2.9%

James Purcaro                             2,000                       ***

Patrick O'Neill                           1,000                       ***

Edward C. Miller, Jr.                     2,000                       ***

All Officers and Directors
as a Group (5 persons)                1,160,050 (3)                  53.8%


* Except as noted above, the address for the above identified officers and directors of the Company is c/o Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866.

**   Percentages are based upon the assumption that the shareholder has exercised all of the options he or she owns and that no other shareholder has exercised any options he or she owns.

***  Less than 1%

(1)  Includes 87,750 unexercised options.

(2)  Includes 56,000 unexercised options.

(3)  Includes 143,750 unexercised options.

                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer and President for services rendered in all capacities to the Company for the fiscal years ending 2003, 2002, and 2001. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

-------------------------------------------------------------------- -----------------------------------------------
                        ANNUAL COMPENSATION                                      LONG-TERM COMPENSATION
                                                                     ------------------------- ---------------------
                                                                              Awards                 Payouts
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
     Name and         Year    Salary ($)   Bonus ($)  Other Annual   Restricted   Securities   LTIP       All,
Principal Position                                    Compensation   Stock Award  Underlying   Payouts    Other
                                                           ($)                     Options /      ($)     Compen-
                                                                                   SARs (#)               sation ($)
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
Timothy               2003      225,000      25,825     9,560 (1)
Harrington,
Chief
Executive Officer     2002      225,000      19,033     7,284
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      2001      225,000      14,890     7,284 (1)
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
Christopher P.        2003      100,000       6,064     5,035
Westad,
President
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      2002      100,000       6,360     5,035 (1)         -            -           -          -
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      2001      100,000       5,746     5,035             -            -           -          -
                                                      -------------

(1) Represents car allowance and travel expense reimbursements pursuant to his employment agreement with the Company.

OPTION GRANTS

No option grants were made to our executive officers during fiscal year ended June 30, 2003.

No named executive held unexercised options as at June 30, 2003.

EMPLOYMENT ARRANGEMENTS

Timothy Harrington and Christopher P. Westad have three year employment agreements with the Company. Timothy Harrington is retained as Chief Executive Officer of the Company at an annual salary of $225,000. Christopher Westad is retained as President of the Company at an annual salary of $100,000. Each of the Messrs. Harrington and Westad are entitled to bonuses pursuant to their employment agreements if the Company meets certain financial targets based on sales, profitability and good management goals as predetermined by the Board of Directors or compensation committee and other subjective criteria as determined by the Board of Directors or compensation committee. Such bonuses, plus all other bonuses payable to the executive management of the Company, shall not exceed in the aggregate, a "bonus pool" which shall equal up to 5% of the Company's earnings before taxes, depreciation and amortization ("EBITDA") for 1999, provided the Company achieves at least $800,000 in EBITDA, 10% of EBITDA for 2,000 and 2001, provided the Company achieves at least $3,000,000 and $5,000,000, respectively, of EBITDA in each of such years. The employment agreements also provide for reimbursement of reasonable business expenses. Timothy Harrington also receive additional compensation including Company automobile, insurance and retirement savings matched contributions by the Company and such other perquisites as are customary. The employment agreements for each of Messrs. Harrington and Westad contain a covenant not to compete whereby Messrs. Harrington and Westad agree, for the term of the employment agreements and until one year following the termination of the agreements, not to (i) persuade any customer of the Company to cease or reduce the amount of business it does with the Company; (ii) solicit the Company's customers for their own benefit; or (iii) persuade any of the Company's employees to leave the employ of the Company.

In the event that there is a change in control of the Company, through an acquisition where any person acquires more than 50% of the shares of the Company, a consolidation or merger with another corporation resulting in at least 50% of the voting shares of the surviving corporation being controlled by a new acquirer or the sale directly or otherwise of all of the assets of the Company to a third party in a non-distress situation, then the Company shall pay to Timothy Harrington a lump sum payment equal to one year's salary.

EMPLOYEE BONUS POOL

The Company has adopted an Employee Bonus Pool, pursuant to which Management may, at its own discretion, award employees for exemplary performance. The Company has allocated $25,000, $40,000 and $50,000 for the years 1999, 2000 and 2001, respectively, for such purposes. Management may not, however, award employees bonuses from the Employee Bonus Pool (i) if such bonuses would result in negative earning before taxes for the year in which such bonuses are to be granted, or (ii) if the Company does not have net profits in such year.

EMPLOYEE STOCK OPTION PLAN

The Company has adopted a Stock Option Plan (the "1999 Plan"), pursuant to which 300,000 shares of Common Stock are reserved for issuance.

The 1999 Plan is administered by the board of directors, or by a committee with at least two directors as delegated by the board of directors who determine among other things, those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of the options and the option exercise price.

The 1999 Plan's duration is for a period of ten years. Options under the 1999 Plan must be issued within ten years from the effective date of the 1999 Plan. Options may be granted to officers, directors, consultants, key employees, advisors and similar parties who provide their skills and expertise to the Company. Options granted under the 1999 Plan may be exercisable for up to ten years, may require vesting, and shall be at an exercise price all as determined by the board. Options will be non-transferable except to an option holder's personal holding company or registered retirement savings plan and except by the laws of descent and distribution or a change in control of the Company, as defined in the 1999 Plan, and are exercisable only by the participant during his or her lifetime. Change in control includes (i) the sale of substantially all of the assets of the Company and merger or consolidation with another, or (ii) a majority of the board changes other than by election by the shareholders pursuant to board solicitation or by vacancies filled by the board caused by death or resignation of such person.

If a participant ceases affiliation with the Company by reason of death, permanent disability or the retirement of an Optionee either pursuant to a pension or retirement plan adopted by the Company or on the normal retirement date prescribed from time to time by the Company, the option remains exercisable for three months from such occurrence but not beyond the option's expiration date. Other termination gives the participant three months to exercise, except for termination for cause which results in immediate termination of the option.

Options granted under the 1999 Plan, at the discretion of the compensation committee or the board, may be exercised either with cash, by certified check or bank cashier's check, Common Stock having a fair market equal to the cash exercise price, the participant's promissory note, or with an assignment to the Company of sufficient proceeds from the sale of the Common Stock acquired upon exercise of the Options with an authorization to the broker or selling agent to pay that amount to the Company, or any combination of the above.

The exercise price of an option may not be less than the fair market value per share of Common Stock on the date that the option is granted in order to receive certain tax benefits under the Income Tax Act of United States (the "ITA"). The exercise price of all future options will be at least 100% of the fair market value of the Common Stock on the date of grant of the options. A benefit equal to the amount by which the fair market value of the shares at the time the employee acquires them exceeds the total of the amount paid for the shares or the amount paid for the right to acquire the shares shall be deemed to be received by the employee in the year the shares are acquired pursuant to paragraph 7(1) of the ITA. Where the exercise price of the option is equal to the fair market value of the shares at the time the option is granted, paragraph 110(1)(d) of the ITA allows a deduction from income equal to one quarter of the benefit as calculated above. If the exercise price of the option is less than the fair market value at the time it is granted, no deduction under paragraph 110(1)(d) is permitted. Options granted to any non-employees, whether directors or consultants or otherwise will confer a tax benefit in contemplation of the person becoming a shareholder pursuant to subsection 15(1) of the ITA.

Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 1999 Plan.

The 1999 Plan may be terminated or amended at any time by the board of directors, except that the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1999 Plan may not be increased without the consent of the shareholders of the Company.


                          TRANSACTIONS WITH MANAGEMENT

From time to time, our majority-owned subsidiary Price Energy has borrowed money from us. As of June 30, 2001, the aggregate indebtedness to us was a promissory note made on November 1, 2000 for $1,350,000. This note bears interest at a rate of 8% per annum payable quarterly with principal payments beginning on November 1, 2002. Able Energy, Inc. own approximately 70.6% of Price Energy, Timothy Harrington, our Chief Executive Officer, owns 23%, and Christopher Westad, our President, owns 3.6%.

On May 10, 2002, we borrowed $55,000 from our Chief Executive Officer, Timothy Harrington. This amount is evidenced by a demand note bearing interest at a rate of 6%. Currently, $44,690 is due to Mr. Harrington.


      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Timothy Harrington, Secretary, Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866, no later than January 30, 2005.


                              OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business, which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.


              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO TIMOTHY HARRINGTON, ABLE ENERGY, INC., 198 GREEN POND ROAD, ROCKAWAY, NEW JERSEY 07866, TELEPHONE NUMBER (973) 625-1012. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JUNE 20, 2004.


                                  OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,




                                /s/ TIMOTHY HARRINGTON

                                TIMOTHY HARRINGTON
                                SECRETARY


Rockaway, New Jersey
June 16, 2004

APPENDIX A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the Board. The committee shall be appointed by the Board and shall comprise at least two Directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the Board in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's stockholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to stockholders' approval.

o The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.


                                   APPENDIX B

                         COMPENSATION COMMITTEE CHARTER

1.   PURPOSE

The Executive Compensation Committee ("Committee") shall assist the Board of Directors in the discharge of its responsibilities with respect to the compensation of the Corporation's outside Directors, executive officers, and other key employees, and for such purpose shall review compensation arrangements for the Corporation's executive officers and administer all employee benefit plans, including any equity incentive plan adopted by the Corporation.

The Committee is authorized to approve the compensation payable to the Corporation's executive officers and other key employees, approve all perquisites, equity incentive awards, and special cash payments made or paid to the Corporation's executive officers and other key employees, and approve severance packages with cash and/or equity components for the Corporation's executive officers and other key employees.

2.   COMPOSITION OF THE EXECUTIVE COMPENSATION COMMITTEE

The Committee shall consist of not less than two Directors each of whom shall be an independent director under American Stock Exchange ("AMEX") listing standards, a "nonemployee director" within the meaning of Rule 16b-3 issued the Securities and Exchange Commission ("SEC"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

3.   RESPONSIBILITIES AND DUTIES

In carrying out the purpose and authorities set forth in Section 1 above, the Committee shall:

A. Executive Officer Compensation. Review and approve the corporate goals and objectives relevant to the compensation of the Corporation's Chief Executive Officer ("CEO") and other executive officers, evaluate the officers' performance in light of those goals and objectives, and set the officers' compensation level based on this evaluation;

B. Significant Officer Contracts. Review and approve significant employment agreements, arrangements, or transactions with executive officers, including any arrangements having any compensatory effect or purpose;

C. Director Compensation. Review and recommend to the Board appropriate director compensation programs for service as Directors, committee chairmanships, and committee members, consistent with any applicable requirements of the listing standards for independent Directors;

D. Compensation Policies and Performance Review. Periodically assess the Corporation's policies applicable to the Corporation's executive officers and Directors, including the relationship of corporate performance to executive compensation;

E. Equity Plan Awards. Approve stock option grants and other equity-based or incentive awards under any stock option or equity incentive compensation plans adopted by the Corporation, and otherwise assist the Board in administering awards under these plans;

F. Evaluate Stock and Incentive Plans. Evaluate and make recommendations to the Board concerning any stock option or equity incentive compensation plans proposed for or adopted by the Corporation and make recommendations to the Board with respect to incentive compensation plans and equity-based plans;

G. Retention of Compensation Consultants and Other Professionals. Have full authority to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Corporation's executive officers and other key employees;

H. Committee Report in Proxy Statement. Assist in the preparation of and approve a report of the Committee for inclusion in the Corporation's proxy statement for each annual meeting of stockholders in accordance with the rules of the SEC and any requirements of the AMEX;

I. Review. Periodically review the operation of all of the Corporation's employee benefit plans, though day-to-day administration of such plans, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, shall be performed by Corporation management;

J. Access to Executives. Have full access to the Corporation's executives as necessary to carry out its responsibilities;

K. Other Activities. Perform any other activities consistent wit h this Charter, the Corporation's By-laws and governing law as the Committee or the Board deems necessary or appropriate;

L. Review Charter. Review the Committee Charter from time to time for adequacy and recommend any changes to the Board; and

M. Report to Board. Report to the Board of Directors on the major items covered at each Committee meeting.

4.   EXECUTIVE COMPENSATION COMMITTEE MEETINGS

The Committee shall meet with the CEO at or near the start of each fiscal year to discuss the goals and incentive compensation programs to be in effect for such fiscal year and the performance targets triggering payout under those programs. The Committee shall, by duly authorized resolution, establish the incentive compensation programs to be in effect for the fiscal year for the Corporation's executive officers and other participants, including the financial objectives to be attained and the procedures for determining the individual awards payable under those programs. At or near the end of each fiscal year, the Committee shall meet to review performance under those programs and award bonuses thereunder. At that time the Committee shall also adjust base salary levels in effect for the Corporation's executive officers and review the overall performance of the Corporation's employee benefit plans.

The Committee shall also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the Committee shall constitute a quorum at all Committee meetings. A majority of the members of the Committee acting shall be empowered to act on behalf of the Committee.

Minutes shall be kept of each meeting of the Committee.


                                   APPENDIX C

                       CODE OF BUSINESS CONDUCT AND ETHICS

TREAT IN AN ETHICAL MANNER THOSE TO WHOM ABLE ENERGY, INC. HAS AN OBLIGATION

The officers, Directors and employees of Able Energy, Inc. (the "Company") are committed to honesty, just management, fairness, providing a safe and healthy environment free from the fear of retribution, and respecting the dignity due everyone. For the communities in which we live and work we are committed to observe sound environmental business practices and to act as concerned and responsible neighbors, reflecting all aspects of good citizenship.

For our stockholders we are committed to pursuing sound growth and earnings objectives and to exercising prudence in the use of our assets and resources.

For our suppliers and partners we are committed to fair competition and the sense of responsibility required of a good customer and teammate.

PROMOTE A POSITIVE WORK ENVIRONMENT

All employees want and deserve a workplace where they feel respected, satisfied, and appreciated. We respect cultural diversity and will not tolerate harassment or discrimination of any kind -- especially involving race, color, religion, gender, age, national origin, disability, and veteran or marital status.

Providing an environment that supports honesty, integrity, respect, trust, responsibility, and citizenship permits us the opportunity to achieve excellence in our workplace. While everyone who works for the Company must contribute to the creation and maintenance of such an environment, our executives and management personnel assume special responsibility for fostering a work environment that is free from the fear of retribution and will bring out the best in all of us.

Supervisors must be careful in words and conduct to avoid placing, or seeming to place, pressure on subordinates that could cause them to deviate from acceptable ethical behavior.

PROTECT YOURSELF, YOUR FELLOW EMPLOYEES, AND THE WORLD WE LIVE IN

We are committed to providing a drug-free, safe and healthy work environment, and to observing environmentally sound business practices. We will strive, at a minimum, to do no harm and where possible, to make the communities in which we work a better place to live. Each of us is responsible for compliance with environmental, health and safety laws and regulations.

KEEP ACCURATE AND COMPLETE RECORDS

We must maintain accurate and complete Company records. Transactions between the

Company and outside individuals and organizations must be promptly and accurately entered in our books in accordance with generally accepted accounting practices and principles. No one should rationalize or even consider misrepresenting facts or falsifying records. It will not be tolerated and will result in disciplinary action.

OBEY THE LAW

We will conduct our business in accordance with all applicable laws and regulations. Compliance with the law does not comprise our entire ethical responsibility. Rather, it is a minimum, absolutely essential condition for performance of our duties. In conducting business, we shall:

     A.   STRICTLY ADHERE TO ALL ANTITRUST LAWS

          Officer, Directors and employees must strictly adhere to all antitrust laws. Such laws exist in the United States and in many other countries where the Company may conduct business. These laws prohibit practices in restraint of trade such as price fixing and boycotting suppliers or customers. They also bar pricing intended to run a competitor out of business; disparaging, misrepresenting, or harassing a competitor; stealing trade secrets; bribery; and kickbacks.

     B.   STRICTLY COMPLY WITH ALL SECURITIES LAWS

          In our role as a publicly owned company, we must always be alert to and comply with the security laws and regulations of the United States and other countries.

DO NOT ENGAGE IN SPECULATIVE OR INSIDER TRADING

Federal law and Company policy prohibits officers, Directors and employees, directly or indirectly through their families or others, from purchasing or selling company stock while in the possession of material, non-public information concerning the Company. This same prohibition applies to trading in the stock of other publicly held companies on the basis of material, non-public information. To avoid even the appearance of impropriety, Company policy also prohibits officers, Directors and employees from trading options on the open market in Company stock under any circumstances.

Material, non-public information is any information that could reasonably be expected to affect the price of a stock. If an officer, director or employee is considering buying or selling a stock because of inside information they possess, they should assume that such information is material. It is also important for the officer, director or employee to keep in mind that if any trade they make becomes the subject of an investigation by the government, the trade will be viewed after-the-fact with the benefit of hindsight.

Consequently, officers, Directors and employees should always carefully consider how their trades would look from this perspective.

Two simple rules can help protect you in this area: (1) Do not use non-public information for personal gain. (2) Do not pass along such information to someone else who has no need to know.

This guidance also applies to the securities of other companies for which you receive information in the course of your employment at the Company.

BE TIMELY AND ACCURATE IN ALL PUBLIC REPORTS

As a public company, the Company must be fair and accurate in all reports filed with the United States Securities and Exchange Commission. Officers, Directors and management of the Company are responsible for ensuring that all reports are filed in a timely manner and that they fairly present the financial condition and operating results of the Company.

Securities laws are vigorously enforced. Violations may result in severe penalties including forced sales of parts of the business and significant fines against the Company. There may also be sanctions against individual employees including substantial fines and prison sentences.

The principal executive officer and principal financial Officer will certify to the accuracy of reports filed with the SEC in accordance with the Sarbanes-Oxley Act of 2002. Officers and Directors who knowingly or willingly make false certifications may be subject to criminal penalties or sanctions including fines and imprisonment.

AVOID CONFLICTS OF INTEREST

Our officers, Directors and employees have an obligation to give their complete loyalty to the best interests of the Company. They should avoid any action that may involve, or may appear to involve, a conflict of interest with the Company. Officers, Directors and employees should not have any financial or other business relationships with suppliers, customers or competitors that might impair, or even appear to impair, the independence of any judgment they may need to make on behalf of the Company.

HERE ARE SOME WAYS A CONFLICT OF INTEREST COULD ARISE:

o Employment by a competitor, or potential competitor, regardless of the nature of the employment, while employed by the Company.

o Acceptance of gifts, payment, or services from those seeking to do business with the Company.

o Placement of business with a firm owned or controlled by an officer, director or employee or his/her family.

o Ownership of, or substantial interest in, a company that is a competitor, client or supplier.

o    Acting as a consultant to the Company, customer, client or supplier.

o Seeking the services or advice of an accountant or attorney who has provided services to the Company.

Officers, Directors and employees are under a continuing obligation to disclose any situation that presents the possibility of a conflict or disparity of interest between the officer, director or employee and the Company. Disclosure of any potential conflict is the key to remaining in full compliance with this policy.

COMPETE ETHICALLY AND FAIRLY FOR BUSINESS OPPORTUNITIES

We must comply with the laws and regulations that pertain to the acquisition of goods and services. We will compete fairly and ethically for all business opportunities. In circumstances where there is reason to believe that the release or receipt of non-public information is unauthorized, do not attempt to obtain and do not accept such information from any source.

If you are involved in Company transactions, you must be certain that all statements, communications, and representations are accurate and truthful.

AVOID ILLEGAL AND QUESTIONABLE GIFTS OR FAVORS

The sale and marketing of our products and services should always be free from even the perception that favorable treatment was sought, received, or given in exchange for the furnishing or receipt of business courtesies. Officers, Directors and employees of the Company will neither give nor accept business courtesies that constitute, or could be reasonably perceived as constituting, unfair business inducements or that would violate law, regulation or policies of the Company, or could cause embarrassment to or reflect negatively on the Company's reputation.

MAINTAIN THE INTEGRITY OF CONSULTANTS, AGENTS, AND REPRESENTATIVES

Business integrity is a key standard for the selection and retention of those who represent the Company. Agents, representatives and consultants must certify their willingness to comply with the Company's policies and procedures and must never be retained to circumvent our values and principles. Paying bribes or kickbacks, engaging in industrial espionage, obtaining the proprietary data of a third party without authority, or gaining inside information or influence are just a few examples of what could give us an unfair competitive advantage and could result in violations of law.

PROTECT PROPRIETARY INFORMATION

Proprietary Company information may not be disclosed to anyone without proper authorization. Keep proprietary documents protected and secure. In the course of normal business activities, suppliers, customers and competitors may sometimes divulge to you information that is proprietary to their business. Respect these confidences.

OBTAIN AND USE COMPANY ASSETS WISELY

Personal use of Company property must always be in accordance with corporate policy. Proper use of Company property, information resources, material, facilities and equipment is your responsibility. Use and maintain these assets with the utmost care and respect, guarding against waste and abuse, and never borrow or remove Company property without management's permission.

FOLLOW THE LAW AND USE COMMON SENSE IN POLITICAL CONTRIBUTIONS AND ACTIVITIES

The Company encourages its employees to become involved in civic affairs and to participate in the political process. Employees must understand, however, that their involvement and participation must be on an individual basis, on their own time and at their own expense. In the United States, federal law prohibits corporations from donating corporate funds, goods, or services, directly or indirectly, to candidates for federal offices -- this includes employees' work time. Local and state laws also govern political contributions and activities as they apply to their respective jurisdictions.

BOARD COMMITTEES

The Company shall establish an Audit Committee empowered to enforce this Code of Ethics. The Audit Committee will report to the Board at least once each year regarding the general effectiveness of the Company's Code of Ethics, the Company's controls and reporting procedures and the Company's business conduct.

DISCIPLINARY MEASURES

The Company shall consistently enforce its Code of Ethics and Business Conduct through appropriate means of discipline. Violations of the Code shall be promptly reported to the Audit Committee. Pursuant to procedures adopted by it, the Audit Committee shall determine whether violations of the Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee or agent of the Company who has so violated the Code.

The disciplinary measures, which may be invoked at the discretion of the Audit Committee, include, but are not limited to, counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment and restitution.

Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as (i) persons who fail to use reasonable care to detect a violation, (ii) persons who if requested to divulge information withhold material information regarding a violation, and (iii) supervisors who approve or condone the violations or attempt to retaliate against employees or agents for reporting violations or violators.


                                   APPENDIX D

                    GOVERNANCE & NOMINATING COMMITTEE CHARTER

ORGANIZATION AND FUNCTIONING

There shall be a committee of the Board to be known as the Governance and Nominating Committee (the "Committee").

1.   Composition, Meetings, and Quorum
--------------------------------------

The Committee shall be comprised of at least two Directors who shall be appointed initially by the Board and thereafter by the Board after considering the recommendation of the Committee. The Committee shall only include Directors who satisfy the independence requirements of the Securities and Exchange Commission and NASDAQ. The Board shall designate one member of the Committee as its Chairman. Members of the Committee shall serve until their resignation, retirement, removal by the Board or until their successors are appointed.

The Committee shall meet at least two times per each year with authority to convene additional meetings as circumstances require. The meetings may be held by teleconference with the same authority as in-person meetings. A majority of the members of the Committee shall constitute a quorum of the Committee. A majority of the members in attendance shall decide any question brought before any meeting of the Committee. Voting or approval of matters may occur either in person, or via teleconference, facsimile, or electronic mail.

2.   Reporting
--------------

The Secretary shall keep minutes of its proceedings. The minutes of a meeting shall be approved by the Committee at its next meeting, shall be available for review by the entire Board, and shall be filed as permanent records with the Secretary of the Company.

At each meeting of the Board following a meeting of the Committee, the Chairman of the Committee shall report to the full Board on the matters considered at the last meeting of the Committee.

The Committee shall prepare and, through its Chair, submit periodic reports of the Committee's work and findings to the Board; the Committee shall include recommendations for Board actions when appropriate.

3.   Authority
--------------

The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or any outside counsel or consultants to meet with any members of the Committee.

4.   Staff
----------

The Corporate Secretary, Assistant Secretary, or his or her assistant shall provide the Committee such staff support as it may require.

STATEMENT OF PURPOSE

The Committee's goal is to provide guidance to and oversight of the Corporation's governance and to assure that the composition, practices, and operation of the Board contribute to value creation and effective representation of Teton Corporation's stockholders.

SPECIFIC DUTIES AND RESPONSIBILITIES

The Committee has the following specific duties, in addition to any additional similar matters which may be referred to the Committee from time to time by the full Board or the Chairman or which the Committee raises on its own initiative:

1.   Recommend Nominees for Election as Directors
-------------------------------------------------

The Committee shall recommend to the Board the Director nominees for the next annual meeting of stockholders and persons to fill vacancies in the Board that occur between meetings of stockholders. In carrying out this responsibility, the Committee shall:

(a) Establish qualifications, desired background, and selection criteria for members of the Board in accordance with relevant law and NASDAQ rules.

(b)  Consider nominees submitted to the Board by stockholders; and

(c) Prior to recommending a nominee for election, determine that the election of the nominee as a Director would effectively further the policies set forth in the Governance Guidelines.

The Committee shall have the sole authority to retain and terminate any search firm used to identify director candidates and shall have sole authority to approve such search firm's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2.   Recommend Appointments to Board Committees
-----------------------------------------------

The Committee shall annually evaluate and make recommendations to the full Board concerning the number and accountability of Board Committees, and Committee assignments to the Board the Directors. The Committee shall consider the desired qualifications for membership on each Committee, the availability of the Director to meet the time commitment required for membership on the particular committee and the extent to which there should be a policy of periodic rotation of Committee members.

3.   Monitor and Evaluate Governance Guidelines and Committee Charter
---------------------------------------------------------------------

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Governance Guidelines for the purposes of: Determining whether the Guidelines are being effectively adhered to and implemented; Ensure that the Guidelines are appropriate for the Company and comply with applicable laws, regulations and listing standards; and Recommending any desirable changes in the Guidelines to the Board. The Committee shall monitor and evaluate annually how effectively the Board and the Company have implemented the policies and principles of the governance guidelines. In addition, the Committee shall consider any other corporate governance issues that may arise, from time to time, and develop appropriate recommendations to the Board.

BOARD OF DIRECTORS

GUIDELINES FOR SELECTION OF DIRECTOR NOMINEES

To discharge its duties in identifying and evaluating Directors for selection to the Board and its committees, the Committee shall evaluate the overall composition of the Board as well as the qualifications of each candidate. In its evaluation process, the Committee shall take into account the following guidelines:

Criteria:
--------

1. Decisions for nominating candidates shall be based on merit, qualifications, performance, competency, and the corporation's business needs and shall comply with the corporation's anti-discrimination policies and federal, state and local laws.

2. A majority of the entire Board shall be composed of independent Directors, as defined by the Securities and Exchange Commission and NASDAQ.

3. The composition of the entire Board shall be taken into account when evaluating individual Directors, including: the diversity of experience and background represented on the Board; the need for financial, business, academic, public and other expertise on the Board and its committees; and the desire for Directors working cooperatively to represent the best interests of the corporation, its stockholders and employees.

4. Candidates shall be individuals of the highest professional and personal ethics and values and who possess significant experience or skills that will benefit the corporation and assist in discharging their duties as Directors.

5. Candidates shall be free of conflicts of interest that would interfere with their ability to discharge their duties as a director or would violate any applicable law or regulation.

6. Candidates shall be willing and able to devote sufficient time to effectively carry out their duties; their service on other boards of public companies should be limited to a reasonable number.

7. Candidates shall have the desire to represent and evaluate the interests of the corporation as a whole.

8. In conducting this assessment, the Committee considers diversity, age, skill, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability.

9.   Any other criteria as determined by the Committee.

PROXY

                                ABLE ENERGY, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 30, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Timothy G. Harrington and Christopher P. Westad, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Able Energy, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on June 30, 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Able Energy, Inc. to be held at 198 Green Pond Rd., Rockaway, New Jersey 07866 on Wednesday, June 30, 2004 at 1:30 p.m. (local time).

Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2



1.  ELECTION OF DIRECTORS --                   FOR    WITHHOLD
    Nominees:
    ---------
         Timothy Harrington                    [_]      [_]
         Christopher P. Westad                 [_]      [_]
         James Purcaro                         [_]      [_]
         Patrick O'Neill                       [_]      [_]
         Edward C. Miller, Jr.                 [_]      [_]

--------------------------------------------------------------------------------
    (Except nominee(s) written above)

                                               FOR    AGAINST   ABSTAIN
2.  Proposal to ratify Simontacci & Company    [_]      [_]       [_]
    LLP as independent auditors.



If you plan to attend the Annual Meeting please mark this box [_]

Dated:                , 2004

SIGNATURE

NAME (PRINTED)

TITLE
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE